POWER OF ATTORNEY



        The undersigned hereby designates, constitutes and appoints Robert G. Jackson, President, and Mark Schmid, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K for Metropolitan Realty Company, L.L.C. with respect to the fiscal year ending December 31, 1997, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





/s/ Mark R. Bartlett                            Dated: March 19, 1998
/s/ Daniel L. Boone                             Dated: March 19, 1998
/s/ Nicholas H. Degel                           Dated: March 19, 1998
/s/ David M. Diegel                             Dated: March 24, 1998
/s/ Wayne S. Doran                              Dated: March 19, 1998
/s/ Douglas E. Ebert                            Dated: March 19, 1998
/s/ David B. Hanson                             Dated: March 19, 1998
/s/ Jeffrey A. Heldt                            Dated: March 19, 1998
/s/ Kenneth L. Hollowell                        Dated: March 20, 1998
/s/ Robert G. Jackson                           Dated: March 19, 1998
/s/ F. Thomas Lewand                            Dated: March 24, 1998
/s/ Ernest Lofton                               Dated: March 19, 1998
/s/ Robert H. Naftaly                           Dated: March 19, 1998
/s/ Joel A. Schwartz                            Dated: March 19, 1998
/s/ Frank D. Stella                             Dated: March 19, 1998
/s/ Marc Stepp                                  Dated: March 19, 1998
/s/ R. Douglas Trezise                          Dated: March 19, 1998
/s/ Richard C. Webb                             Dated: March 19, 1998
/s/ Ronald C. Yee                               Dated: March 20, 1998
/s/ Thomas Zdrodowski                           Dated: March 25, 1998